UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 20, 2018

Rayonier Advanced Materials Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36285	46-4559529
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (904) 357-4600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (*230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (*240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On February 20, 2018, Rayonier Advanced Materials Inc. (the "Company") issued a press release announcing financial results for the quarter and year ended December 31, 2017. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
The information in this Item 2.02, including the accompanying exhibit, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Items 7.01  Regulation FD Disclosure.

The Company has prepared presentation materials (the "Investor Presentation") that management intends to present on its quarterly earnings conference call and webcast on February 20, 2018.  The Company may use the Investor Presentation, possibly with modifications, in presentations to current and potential investors, as well as others with an interest in the Company and its business.
The information contained in the Investor Presentation is summary information that should be considered in the context of materials filed with, or furnished to, the Securities and Exchange Commission and other public announcements that the Company may make by news release or otherwise from time to time.  The Investor Presentation speaks only as of the date of this Current Report on Form 8-K.  While the Company may elect to update the Investor Presentation in the future to reflect events and circumstances occurring or existing after the date of this Current Report, the Company specifically disclaims any obligation to do so.
By filing this Current Report on Form 8-K and furnishing the Investor Presentation, the Company makes no admission or representation as to the materiality of any information in this Current Report or the Investor Presentation.  The Investor Presentation may contain forward-looking statements.  See Page 2 of the Investor Presentation for a discussion of certain forward-looking statements that may be included therein and the risks and uncertainties related thereto.
A copy of the Investor Presentation is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description
99.1	Rayonier Advanced Materials Inc. Press Release issued February 20, 2018.
99.2	Investor Presentation, dated February 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc.

Dated: February 20, 2018	By:	/s/ Michael R. Herman
Michael R. Herman
Senior Vice President, General Counsel and Corporate Secretary